American Century Investment Trust Prospectus and Summary Prospectus Supplement High-Yield Fund
Supplement dated February 23, 2015 ■ Prospectus dated July 28, 2014
The following is added as the second paragraph of the Portfolio Managers section of the prospectus and summary prospectus.
Gavin Fleischman, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008.
The following is added as the fourth paragraph of The Fund Management Team section of the prospectus.
Gavin Fleischman
Mr. Fleischman, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2008 as a corporate analyst. He was promoted to portfolio manager in 2015. He has a bachelor’s degree in history from Lafayette College and an MBA in finance from Fordham University.

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